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                          DEBENTURE PURCHASE AGREEMENT,

                                     between

                               Aphton Corporation

                                       and

                          Aventis Pharmaceuticals Inc.,

                         dated as of December 19, 2002,
                                    regarding


                         Series A Convertible Debenture
                              Due December 19, 2007


                                       of


                               Aphton Corporation


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          DEBENTURE PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of December 19, 2002, by between Aphton Corporation, a Delaware corporation (the "Company"), and Aventis Pharmaceuticals Inc., a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:

          In consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          1.1 Definitions. As used in this Agreement, the following defined terms shall have the meanings indicated below:

          "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

          "Agreement" has the meaning ascribed to it in the forepart of this Agreement.

          "Balance Sheet" has the meaning ascribed to it in Section 3.9.

          "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New Jersey, the State of New York or the State of Florida are authorized or obligated to close.

          "Closing" means the closing of the transactions contemplated by
Section 2.2.

          "Closing Date" means December 19, 2002 or such other date on which the Closing actually occurs.

          "Common Stock" means Common Stock, par value $.001 per share, of the Company.

          "Company" has the meaning ascribed to it in the forepart of this Agreement.

          "Company Securities" means the Debenture and the Common Stock obtained upon conversion of the Debenture.

          "Confidential Information" shall mean, with respect to a party, any financial, technical, business, marketing and other non-public information concerning such party's business, which information is held by such party in confidence and identified in writing or orally to the receiving party as confidential or is of the type customarily understood to be confidential.

          "Contract" means any agreement (including licenses with non-governmental Persons), lease, evidence of Indebtedness, mortgage, indenture, security agreement or other instrument or contract.

          "Debenture" has the meaning ascribed to it in Section 2.1(b).

          "Disposition" has the meaning ascribed to it in Section 4.5.

          "Encumbrance" means any security interest, lien, pledge, claim, charge, escrow, encumbrance, option, right of first offer, right of first refusal, preemptive right, mortgage, indenture, security agreement or other similar agreement, arrangement, contract, commitment, understanding or obligation, whether or not relating in any way to credit or the borrowing of money.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

          "Exchange Reports" has the meaning ascribed to it in Section 3.8(a).

          "Financial Statements" has the meaning ascribed to it in Section
3.8(b).

          "GAAP" has the meaning ascribed to it in Section 3.8(b).

          "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

          "Indebtedness" means (a) all indebtedness of the Company, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by others and guaranteed, directly or indirectly, by the Company, (iii) for money borrowed by others for which the Company provides security, (iv) constituting purchase money indebtedness the payment of which the Company is directly or contingently liable, (v) constituting reimbursement obligations under bank letters of credit,
(vi) under interest rate and currency swaps, caps, floors, collars or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency exchange rates, (vii) under any lease of any real or personal property, which obligations are capitalized on the Company's books in accordance with generally accepted accounting principles, or (viii) under any other arrangement under which obligations are recorded as indebtedness on the Company's books in accordance with generally accepted accounting principles, and
(b) any modifications, refundings, deferrals, renewals or extensions of any such

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Indebtedness, or securities, note or other evidences of indebtedness issued in exchange for such Indebtedness.

          "Law" or "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

          "Losses" has the meaning ascribed to it in Section 5.5(a).

          "Material Adverse Effect" means a material adverse effect on the business, results of operations, prospects or financial position of a Person and such Person's Subsidiaries, taken as a whole.

          "Other Registrable Securities" has the meaning ascribed to it in
Section 6.1(d).

          "Permitted Encumbrances" has the meaning ascribed to it in Section
3.11.

          "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

          "Purchaser" has the meaning ascribed to it in the forepart of this Agreement.

          "Purchaser's Affiliates" has the meaning ascribed to it in Section 4.3(h).

          "Purchaser's Counsel" has the meaning ascribed to it in Section 6.3.

          "Registrable Securities" means shares of Common Stock issued or issuable to the Purchaser upon conversion of the Debenture.

          "Registration Demand" has the meaning ascribed to it in Section
6.1(a).

          "Representatives" has the meaning ascribed to it in Section 5.6(a).

          "SEC" means the Securities and Exchange Commission.

          "SEC Reports" has the meaning ascribed to it in Section 3.8(a).

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

          "Subsidiary" means, as applied to any Person, any Person in which such Person, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interest in, or the voting control of, such Person, whether or not existing on the date hereof.

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          "Transfer" means, directly or indirectly, any sale, transfer, assignment, hypothecation, pledge or other disposition of any Company Securities or any interests therein.

          "Transition Report" has the meaning ascribed to it in Section 3.8(a).

                                   ARTICLE II

                     SALE AND PURCHASE OF DEBENTURE; CLOSING

          2.1 Sale and Purchase of Debenture.

          (a) Subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Purchaser and the Company contained herein or made pursuant hereto, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, on the Closing Date, the Debenture in the aggregate principal amount of $3,000,000.00. The aggregate principal purchase price to be paid to the Company by the Purchaser for the Debenture is $3,000,000.00.

          (b) As used herein, "Debenture" means the Company's Series A Convertible Debenture Due December 19, 2007 issued pursuant to this Agreement, together with all debentures issued in exchange therefor or replacement thereof. The Debenture will be substantially in the form of the Debenture set forth as Exhibit A hereto. The Debenture will be convertible into shares of Common Stock at the conversion price and in the manner determined under the terms of the Debenture.

          2.2 The Closing.

          (a) Subject to the terms and conditions hereof, the closing (the "Closing") of the purchase and sale of the Debenture to be purchased by the Purchaser will take place at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, or at such other place as the Company and the Purchaser shall mutually agree, at 10:00 A.M., New York City time, on the Closing Date.

          (b) Subject to the terms and conditions hereof, on the Closing Date
(i) the Company will deliver to the Purchaser (A) the Debenture payable to the Purchaser, and dated the Closing Date, in the aggregate principal amount of $3,000,000.00, (B) the opinion of White & Case LLP, counsel to the Company, dated the Closing Date, addressed to the Purchaser substantially in the form attached hereto as Exhibit B, and (C) a certificate, dated the Closing Date and executed by the secretary or assistant secretary of the Company, as to the certificate of incorporation and bylaws of the Company, resolutions authorizing the transactions contemplated hereby and the incumbency of any officer executing documents on behalf of the Company; and (ii) the Purchaser will deliver to the Company, by wire transfer to an account designated by the Company, an amount equal to the purchase price for the Debenture in federal or other immediately available funds.

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                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to the Purchaser as follows:

          3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction where the nature of its business or the ownership of property make such qualification necessary, except where the failure of the Company to be so qualified would not have a Material Adverse Effect on the Company.

          3.2 Authority. The Company has full power and authority to execute and deliver this Agreement and the Debenture, to perform its obligations hereunder and under the Debenture and to consummate the transactions contemplated hereby and thereby (including, for the sake of clarity, the issuance of the Common Stock upon conversion of the Debenture) subject to the necessary shareholder approvals as required by the Nasdaq National Market or such other domestic securities exchange or quotation system upon which shares of the Common Stock may be listed. The execution, delivery and performance by the Company of this Agreement and the Debenture and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action by its Board of Directors, and no other action is necessary to authorize the execution, delivery and performance of this Agreement and the Debenture and the consummation by the Company of the transactions contemplated hereby and thereby. This Agreement and the Debenture have been, duly and validly executed and delivered by the Company and this Agreement and the Debenture constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

          3.3 No Conflicts. The execution and delivery by the Company of this Agreement and the Debenture, the performance by the Company of its obligations under this Agreement and the Debenture and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with, or constitute a default under, or result in the acceleration or termination of, any Contract to which the Company or any of its Subsidiaries is a party, the result of which could have a Material Adverse Effect on the Company or impair or restrict its power to perform its obligations hereunder or under the Debenture,
(ii) result in a violation of or default under the Company's Certificate of Incorporation or Bylaws, or any order, judgment or decree of any court or Governmental or Regulatory Authority having jurisdiction over the Company or any of its assets or properties, the result of which could have a Material Adverse Effect on the Company or impair or restrict its power to perform its obligations hereunder and under the Debenture, or (iii) result in, or require, the creation or imposition of any Encumbrance upon any of the assets or properties of the Company or any of its Subsidiaries, the result of which could have a Material Adverse Effect on the Company or impair or restrict its power to perform its obligations hereunder and under the Debenture.

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          3.4 Brokers. No agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with the transactions contemplated by this Agreement on the basis of any act or statement made or alleged to have been made by the Company or any of its Affiliates.

          3.5 Exemption from Registration. Assuming the accuracy on the date hereof and on the Closing Date of the representations and warranties of the Purchaser set forth in Section 4.3 below, the issuance and the sale of the Debenture to the Purchaser hereunder are, and the issuance of the Common Stock upon conversion of the Debenture will be, exempt from the registration requirements of the Securities Act.

          3.6 Litigation. There are no actions, suits, proceedings or investigations pending, or to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries. The Company is not in default with respect to any order, writ, injunction, judgment, decree or rule of any Governmental or Regulatory Authority.

          3.7 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or the Debenture or the performance by the Company of its obligations hereunder or thereunder or the consummation of the transactions contemplated herein or therein, constitute an Event of Default (as such term is defined in the Debenture). Neither the Company nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any material Indebtedness.

          3.8 SEC Reports and Financial Statements.

          (a) The Company has filed all forms, reports and documents required to be filed by it pursuant to Section 13 or Section 15(d) of the Exchange Act within the last 12 months (the "Exchange Reports") on a timely basis or has received a valid extension of time for filing. The Company has made available to the Purchaser the Company's Report on Form 10-K for the eleven month period ended December 31, 2001, and all amendments thereto (the "Transition Report", and together with the Exchange Reports, the "SEC Reports"). The SEC Reports complied as to form in all material respects with the rules and regulations of the SEC under the Exchange Act on the date of filing and as of such date (or if amended or superseded by a filing prior to the date of this Agreement, on the date of such filing) did not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the financial statements (including, in each case, any related notes thereto) (the "Financial Statements") contained in the SEC Reports
(i) was prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be expressly described in the notes thereto) and (ii) fairly presents in all material respects the financial position of the Company as at the respective dates thereof and the results of its operations and cash flows for the periods indicated.

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          3.9 Events Subsequent to the Date of the Last Financial Statement.
Since the date of the last audited Financial Statements, except as contemplated by this Agreement or as reflected on the balance sheet contained in the Transition Report (the "Balance Sheet"), neither the Company nor any of its Subsidiaries has (i) sold, assigned, transferred or granted any license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset licensed to or owned by the Company or any of its Subsidiaries, (ii) suffered any loss of property that had a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or waived any right of substantial value to the Company or any of its Subsidiaries, or (iii) entered into any commitment, obligation, understanding or other arrangement, contingent or otherwise, to effect, directly or indirectly, any of the foregoing. Except as set forth in the Company's Form 10-Q for the Quarter ended September 30, 2002, since December 31, 2001, no events have occurred which individually or collectively have had or could reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

          3.10 Absence of Undisclosed Liabilities. Since December 31, 2001, neither the Company nor any of its Subsidiaries has had any loss contingency (as defined in Statement of Financial Accounting Standards No. 5), whether matured or unmatured, fixed or contingent, that has had or could reasonably by expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

          3.11 Title to Assets, Properties and Rights. Each of the Company and its Subsidiaries has good and marketable title (or a valid leasehold interest) to all of the assets (whether real, personal or mixed) necessary for the conduct of its business substantially as now conducted, free and clear of all Encumbrances, except for (i) liens for current taxes, assessments and other governmental charges not yet due and payable for which reserves have been established as required by GAAP; (ii) easements, covenants, conditions and restrictions (whether or not of record) as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the Company's business; (iii) any zoning or other governmentally established restrictions or encumbrances; (iv) workers or unemployment compensation liens arising in the ordinary course of business; or (v) mechanic's, materialman's, supplier's, vendor's or similar liens arising in the ordinary course of business securing amounts which are not delinquent. (The matters set forth in the foregoing clauses (i) through (v) being referred to herein as the "Permitted Encumbrances"). Such assets are in such operating condition and repair as is suitable for the uses for which they are used in the Company's or its Subsidiaries' business, as applicable, are not subject to any condition which materially interferes with the use thereof by the Company or any of its Subsidiaries, as applicable, and constitute all assets, properties, interests in properties and rights necessary to permit the Company and its Subsidiaries to carry on business after the Closing substantially as conducted by them prior thereto.

          3.12 Patents, Trademarks, Copyrights and Licenses. Each of the Company and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses therefor necessary for the conduct of its business substantially as now conducted. Neither the Company nor and of its Subsidiaries has interfered with, infringed upon or misappropriated any intellectual property rights of any Person or committed any acts of unfair

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competition with respect to the operation of its business, and has not received from any Person any notice, charge, complaint, claim or assertion thereof, and no such claim is impliedly threatened by an offer to license from another Person under a claim of use. No activity, service or procedure currently conducted by the Company or any of its Subsidiaries violates in any material respect any Contract of the Company or any of its Subsidiaries, on the one hand, and any third Person, on the other hand, relating to any intellectual property rights.

          3.13 Governmental Consents. Each of the Company and its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business substantially as now conducted and to own or lease and operate the assets and properties necessary for the conduct by the Company of its business substantially as now conducted except for such failures that could not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

          3.14 No Consent or Approval Required. No consent, approval or authorization of, or declaration to or filing with, any Person is required by the Company for the valid authorization, execution and delivery by the Company of this Agreement or the Debenture or its consummation of the transactions contemplated hereby and thereby other than filings, if any, pursuant to applicable state securities laws.

          3.15 Compliance with Laws. Except as set forth in Section 3.15 of the Disclosure Schedule, each of the Company and its Subsidiaries has duly complied with, and the assets and properties, business operations and leaseholds used in connection with its business are in compliance with, the provisions of all laws applicable to the Company and its Subsidiaries, their respective assets and properties or their respective conduct of businesses and there have been no citations, notices or orders of noncompliance issued to the Company, under any such law, rule or regulation, except for such noncompliance which could not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

          3.16 Capitalization. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, of which 24,201,639 shares are outstanding on the date hereof. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company is not a party to any agreement granting registration rights to any person with respect to any shares of its capital stock. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of its capital stock.

          3.17 Subsidiaries. The Company's only Subsidiary is Aphton (BVI) Corporation. Aphton (BVI) Corporation is a corporation duly organized, validly existing and in good standing under the Laws of the British Virgin Islands. Aphton (BVI) Corporation is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction where the nature of its business or the ownership of property make such

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qualification necessary, except where the failure of Aphton (BVI) Corporation to be so qualified would not have a Material Adverse Effect on Aphton (BVI) Corporation.

          3.18 Labor Relations. The employees of the Company are not subject to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of the Company's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The Purchaser hereby represents and warrants to the Company as follows:

          4.1 Organization; Power and Authority. It is duly organized, validly existing and in good standing under the laws of the state of Delaware, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Debenture and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement and the performance by the Purchaser of its obligations hereunder, have been duly and validly authorized by the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

          4.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not conflict with, or constitute a default under, or result in the acceleration or termination of, any Contract to which the Purchaser is a party, or result in a violation of or default under the Purchaser's organizational documents or any order, judgment or decree of any court or Governmental or Regulatory Authority having jurisdiction over the Purchaser or any of its properties and, no consent, authorization or order of, or filing or registration with, any Governmental or Regulatory Authority is required by the Purchaser for the execution, delivery and performance of this Agreement.

          4.3 Investor Representations.

          (a) The Purchaser is an "accredited investor" within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act.

          (b) The Purchaser understands that the Debenture and the Registrable Securities have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act based upon the representations of the Purchaser contained herein.

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          (c) The Purchaser knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Debenture or the Registrable Securities.

          (d) The Purchaser is acquiring the Debenture and the Registrable Securities, if any, for its own account for investment and not as a nominee and not with a view to the distribution thereof. The Purchaser understands that it must bear the economic risk of this investment indefinitely and that the Company has no present intention of registering the Debenture or the Registrable Securities. The Purchaser further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow the Purchaser to dispose of or otherwise transfer any or all of the Debenture or the Registrable Securities under the circumstances, in the amounts or at the times the Purchaser might propose.

          (e) By reason of its business or financial experience, or that of its professional advisor, the Purchaser has the capacity to protect its own interests in connection with the purchase of the Debenture and the Registrable Securities hereunder and has the ability to bear the economic risk (including the risk of total loss) of its investment.

          (f) The Purchaser acknowledges that it is aware of Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Purchaser understands that under Rule 144, except as otherwise provided by section (k) of that Rule, the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold and limitations on the amount of securities to be sold and the manner of sale. The Purchaser acknowledges and understands that notwithstanding the Company's current reporting obligations under the Exchange Act, the Company may not be satisfying the current public information requirement of Rule 144 at the time it wishes to sell the Debenture or the Registrable Securities received on conversion thereof, and that, in such event, it may be precluded from selling such stock under such Rule, even if the one year minimum holding period of such Rule has been satisfied.

          (g) The Purchaser acknowledges that in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Debenture or the Registrable Securities. The Purchaser understands that although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (h) All voting securities of the Company that the Purchaser, together with its ultimate parent entity and all entities controlled by the same ultimate parent as the Purchaser (such entities, including the Purchaser, hereinafter collectively referred to as the "Purchaser's Affiliates") will hold, directly or indirectly, as of the Closing Date, will be held solely for the purpose of investment such that these securities will be held by the Purchaser's Affiliates with no intention on the part of any of them to participate in the formulation, determination or direction of the basic business decisions of the Company.

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          (i) The Purchaser understands and acknowledges that (i) the
Registrable Securities if and when issued will be issued to it without registration under the Securities Act and is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

          (j) The Purchaser has been given access to all information regarding the Company and the business, condition and operations of the Company that the Purchaser has requested in order to evaluate its investment in the Debenture and the Common Stock. The Purchaser has been given the opportunity to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Debenture and other matters pertaining to the Purchaser's investment in the Debenture. In evaluating the suitability of the purchase of the Debenture hereunder, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in the SEC Reports or as contained herein.

          (k) The Purchaser understands that the Debenture (and any Common Stock into which the Debenture may be converted) will bear the following legend (and a stop-transfer order may be placed against transfer of the certificates for the Registrable Securities):

         "THIS DEBENTURE AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THE PROVISIONS OF REGULATION S UNDER THE ACT OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION. THE TRANSFER OF THIS DEBENTURE AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE RESTRICTED AS DESCRIBED IN SECTION 7 HEREOF AND AS OTHERWISE DESCRIBED HEREIN."

          4.4 Brokers. No agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement made by the Purchaser.

          4.5 Restrictions on Sale. The Purchaser will not, prior to the date on which a registration statement referred to in Article VI hereof is first declared effective by the SEC, if then prohibited by law or regulation, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Registrable Securities, nor will the Purchaser engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of the Registrable Securities by the Purchaser or any person or entity. Such prohibited hedging or other transaction would include, without limitation, effecting any short sale or having in effect a short position (whether such short sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Registrable Securities or with respect to any security (other than a broad-based market basket or index) that includes or derives any significant part of its value from the Registrable Securities.

                                   ARTICLE V

                                CERTAIN COVENANTS

          The Company covenants and agrees with the Purchaser that, for so long as the Debenture remains outstanding:

          5.1 Access to Company Information. The Company will (a) promptly provide, or cause to be promptly provided, all material information with respect to the ongoing viability of the Company (including, but not limited to, financial and business plans) as may be reasonably requested by the Purchaser, but no more than once per calendar quarter; provided, that the Purchaser shall not be entitled to undertake or have undertaken on its behalf a financial audit of the Company and (b) permit representatives of the Purchaser, from time to time, to discuss with the officers of the Company such information contemplated by clause (a) above.

          5.2 Maintenance of Books and Records; Financial Statements; Report; Etc. The Company will keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all of its financial transactions. Furnish to the Purchaser promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which the Company has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which the Company files with the SEC or any Governmental or Regulatory Authority which may be substituted therefor, or any national securities exchange.

          5.3 Insurance. The Company will at all times maintain with financially sound and reputable insurers insurance with respect to its assets and properties and businesses against loss or damage of the kind customarily insured against by companies engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such companies.

          5.4 Indemnification.

          (a) The Company hereby agrees to indemnify and hold harmless the Purchaser and its Affiliates, and their respective directors and officers, and the successors and assigns of all of the foregoing persons, from and against any and all liabilities, judgments, claims, settlements, losses, damages, reasonable fees (including attorneys' and other experts' fees and disbursements), liens, taxes, penalties, obligations and expenses (collectively, "Losses") incurred or suffered by any such Person arising from, by reason of or in connection with any breach of any representation, warranty or covenant of the Company contained in this Agreement; provided, however, that:

        (i) the Company shall have no obligation to indemnify the Purchaser hereunder with respect to breaches of representations and warranties unless and until the aggregate amount of Losses arising as a result of the breach of representations and warranties shall exceed $100,000 and then the Company shall be liable for the entire amount of Losses;

        (ii) the Company shall have no obligation to indemnify the Purchaser hereunder for Losses arising as a result of the breach of representations and warranties in excess of $3,000,000; and

        (iii) the Company's obligation under this Section 5.4 with respect to representations and warranties shall terminate on the third anniversary of the Closing Date (except with respect to claims made prior to such date).

(b) The Purchaser hereby agrees to indemnify and hold harmless the Company and its Affiliates, and their respective directors and officers, and the successors and assigns of all of the foregoing persons, from and against any and all Losses incurred or suffered by any such Person arising from, by reason of or in connection with any breach of any representation, warranty or covenant of the Purchaser contained in this Agreement; provided, however, that:

        (i) the Purchaser shall have no obligation to indemnify the Company hereunder with respect to breaches of representations and warranties unless and until the aggregate amount of Losses arising as a result of the breach of representations and warranties shall exceed $100,000 and then the Purchaser shall be liable for the entire amount of Losses;

        (ii) the Purchaser shall have no obligation to indemnify the Company hereunder for Losses arising as a result of the breach of representations and warranties in excess of $3,000,000; and

        (iii) the Purchaser's obligation under this Section 5.4 with respect to representations and warranties shall terminate on the third anniversary of the Closing Date (except with respect to claims made prior to such date).

          (c) Promptly upon receipt by a party indemnified under this Section
5.4 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against the indemnifying party, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party under this Section 5.4 unless such failure materially adversely affects the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and to assume the defense of such action at its own expense, with counsel chosen by it, if the indemnifying party acknowledges to the indemnified party in writing its obligation to indemnify the indemnified party with respect to such action. The indemnifying party shall be liable for the fees and expenses of counsel for the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than during any period in which the indemnified party shall have failed to give notice of the action as provided above). If the indemnifying party assumes the defense of an action, the indemnified party shall agree to any settlement, compromise or discharge of such action that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such action, and which releases the indemnified party completely in connection with such action; provided that, the indemnifying party shall not agree, without the prior written consent of the indemnified party, to the entry of any judgment or settlement, compromise or decree that provides for injunctive or other nonmonetary relief affecting the indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the indemnifying party fails to assume the defense of such action in a timely manner and in accordance with the foregoing or (ii) the indemnified party has been advised in writing by counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). In the foregoing circumstances, the indemnified parties shall be entitled to engage, and the indemnifying party shall pay the reasonable costs and expenses of, one counsel (plus any necessary local counsel) for all indemnified parties. The indemnifying party shall not be liable for any settlement entered into without its prior written consent (which consent shall not be unreasonably withheld or delayed).

          5.5 Shares Issuable Upon Conversion. The Company shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Debenture, the full number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the entire amount of the Debenture from time to time outstanding. The Company shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock authorized and not then outstanding shall be insufficient to permit the conversion of the entire amount of the Debenture then outstanding.

          5.6 Confidentiality.

          (a) Each of the Company and the Purchaser acknowledges that all of the Confidential Information made available to it by the other party is confidential and proprietary to the disclosing party and, accordingly, agrees to maintain such information in confidence for a period of three (3) years after disclosure thereof. The receiving party further covenants that it shall not disclose any such information to a third party except to its employees, agents, representatives, (including, but not limited to, legal advisors, financial advisors and auditors) or any other person under its authorization ("Representatives"), on a need to know basis, provided such Representatives are made aware of and agree to abide by the foregoing obligations of the receiving party.

          (b) Notwithstanding anything above to the contrary, the term "Confidential Information" shall not apply to information that is (i) in the public domain, (ii) received by the receiving party on an unrestricted basis where the receiving party has no duty of confidentiality to the party providing such information or (iii) required to be disclosed to a governmental or other regulatory authority or pursuant to legal process, in which case the receiving party shall promptly notify the other party of such disclosure.

          (c) Each party acknowledges that damages for disclosure of Confidential Information in violation of this Section 5.6 would be an inadequate remedy and that in the event of any such disclosure, the other party shall be entitled to seek injunctive relief or other equitable relief in addition to any and all remedies available at law or in equity.

          5.7 Notification. The Purchaser will notify the Company promptly of the sale of any of the Registrable Securities, other than sales pursuant to a registration statement contemplated in ARTICLE VI hereof, and the Purchaser will furnish any information reasonably requested by the Company (including, if so requested, a legal opinion in form and substance reasonably satisfactory to the Company and its counsel) to evidence the exemption from the registration requirements of the Securities Act, and the state securities laws, in reliance upon which such sales have been made.


                                   ARTICLE VI

                               REGISTRATION RIGHTS

          6.1 Demand Registration.

          (a) The Company agrees that upon receipt of written notice from the Purchaser, on or after the conversion of the Debenture, requesting registration of Registrable Securities (a "Registration Demand"), the Company shall with reasonable promptness, and in any case not later than one hundred twenty (120) days after receipt by the Company of the Registration Demand, file a registration statement with the SEC relating to the Registrable Securities as to which registration is requested in the Registration Demand. The Company shall use its reasonable best efforts to make such registration statement become effective and to qualify the same under the Blue Sky laws of such states as may be requested; provided, however, that with respect to compliance with Blue Sky laws, the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such state where it is not so subject and would not otherwise be required to so qualify but for this sentence. The Company shall not be obligated to effect more than two registrations (whether on Form S-3 (or any successor or similar form) if the Company is so eligible to use such form or on Form S-1 (or any successor or similar form) if the Company is not so eligible to use such Form S-3) under this Section 6.1(a). The Company shall not be obligated to effect a registration hereunder at any time when the Purchaser could sell all Registrable Securities within 90 days pursuant to Rule 144 under the Securities Act. The Company shall not be deemed to have complied with its obligations under this Section 6.1(a) to effect a registration of Registrable Securities unless and until the applicable registration statement has been declared effective by the SEC under the Securities Act and, in the event such registration statement is not so declared effective, the Purchaser's right to such demand registration statement pursuant to this Section 6.1(a) shall be reinstated.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement pursuant to this Section 6.1 if it has filed a registration statement for any purpose within the preceding six month period. The Company shall be entitled to postpone for a reasonable period of time, not to exceed one hundred twenty (120) days (and only once can this right be invoked), the filing of any registration statement otherwise required to be filed by it, if the Board of Directors of the Company determines, in its reasonable good faith judgment, that such registration statement would be detrimental to the Company and its stockholders and the Company gives to the Purchaser written notice of such determination in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of such request by the Purchaser in accordance with Section 6.1(a). In such event, the Purchaser shall have the right to withdraw the request for registration by giving written notice to the Company within sixty (60) days after receipt of the notice of postponement and, in such event, the Purchaser's right to such demand registration statement pursuant to this Section 6.1 shall be reinstated.

          (c) Any Registration Demand pursuant to this Section 6.1 shall:

        (i) specify the number of shares of Registrable Securities intended to be offered, state the firm intention of the Purchaser to offer such securities for sale and describe the intended method of distribution;

        (ii) contain an undertaking on the part of the Purchaser to provide all such information and materials concerning the Purchaser and take all such action as may be required to permit the Company to comply with all applicable requirements of the SEC in connection with such registration statement; and

        (iii) contain an undertaking on the part of the Purchaser to enter into an underwriting agreement in customary form.

          (d) Neither the Company nor any other Person (other than the Purchaser and its transferees) shall be entitled to have Common Stock ("Other Registrable Securities") registered in connection with the registration of Registrable Securities pursuant to this Section 6.1 unless the Company or such other Person shall agree for the benefit of the Purchaser that the number of shares of Other Registrable Securities to be included in such registration may be reduced (pro rata among all Persons holding Other Registrable Securities), or that all of such Other Registrable Securities may be excluded from any such registration, if the Company or the Purchaser is advised in writing by the managing underwriter that such reduction or exclusion is necessary to avoid materially adversely affecting the public offering of the securities being offered by the Purchaser. At any time before the registration statement covering Registrable Shares pursuant to this Section 6.1 becomes effective, the Purchaser may request the Company to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, a Material Adverse Effect on the Company, the Purchaser shall have used one of its Registration Demand rights under this Section 6.1 unless the Purchaser shall pay to the Company the Purchaser's pro rata expenses incurred by the Company (based on the number of shares of the Purchaser being registered to the total number of shares being registered) through the date of such request.

          6.2 Piggyback Rights.

          (a) If the Company proposes to file a registration statement under the Securities Act on behalf of the Company or otherwise, the Company shall give written notice of such registration no later than seven (7) business days before its filing with the SEC to the Purchaser regardless of whether the Purchaser is holding the Debenture or Registrable Securities; provided, that registrations relating solely to securities to be issued by the Company in connection with any acquisition, employee stock option or employee stock purchase or savings plan on Form S-4 or S-8 (or successor Forms) under the Securities Act shall not be subject to this Section 6.2. If the Purchaser so request in writing within seven
(7) business days after delivery of such notice by the Company, the Company shall include in any such registration statement any Common Stock obtained (or to be obtained) by the Purchaser upon conversion of the Debenture held by the Purchaser and requested to be included in such registration. Any such written request by the Purchaser shall contain an undertaking on the part of the Purchaser to provide all such information and materials concerning the Purchaser and take such action as may be required to permit the Company to comply with all applicable requirements of the SEC in connection with such registration. Notwithstanding Section 7.1, for purposes of this Section 6.2(a), any and all notices by the Company to the Purchaser shall be in writing and will be deemed to have been duly given only if delivered by facsimile transmission against facsimile and telephonic confirmation.

          (b) The Company may require that the number of shares of Registrable Securities to be included in such registration be reduced (pro rata among the Purchaser and any other Person exercising "piggy-back" registration rights), or that all of such shares be excluded from any such registration, if the Company is advised in writing by the managing underwriter of the offering that such reduction or exclusion is necessary to avoid materially adversely affecting the public offering of the securities being offered by the Company. In the event that (i) the Purchaser converts all or less than all of the remaining principal amount of the Debenture together with all accrued and unpaid interest in order to participate in such registration and (ii) the number of shares of Registrable Securities to be included in such registration are reduced as contemplated above, then an amount equal to the number of shares that the Purchaser is cutback multiplied by the applicable Conversion Price shall be added back to the outstanding principal amount of the Debenture.

          6.3 Expenses. In the event that the Purchaser participates in a registration under this Article VI, the Purchaser shall be responsible for the underwriting discounts and selling commissions applicable to the Registrable Securities sold by the Purchaser and any expenses incurred by the Purchaser in connection therewith, in proportion to the number of securities sold by all holders thereunder, except that the Company shall pay the reasonable costs and expenses of the Purchaser's counsel ("Purchaser's Counsel") for each registration in which the Purchaser participates in an amount not to exceed $20,000 (per registration); provided, however, that the Purchaser shall pay the reasonable costs and expenses of the Purchaser's Counsel for each registration after the Purchaser has used one of its Registration Demand rights under Section
6.1. Except as otherwise specifically provided in this Article VI, the costs and expenses of any registration and qualification pursuant to Article VI hereof shall be borne by the Company. Such costs and expenses shall include the fees and expenses of counsel for the

Company and of its accountants, all other costs, reasonable fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and the Purchaser and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification under the Blue Sky laws of various jurisdictions.

          6.4 Procedures.

          (a) In connection with any registration pursuant to this Article VI, the Company may require that the Purchaser effect the offer and sale of Registrable Securities pursuant to an underwritten offering with underwriters reasonably acceptable to the Company.

          (b) In the case of each registration or qualification pursuant to
Article VI, the Company will keep the Purchaser and Purchaser's Counsel advised as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise the Purchaser and Purchaser's Counsel, upon request, of the progress of such proceeding. The Company will give the Purchaser and Purchaser's Counsel the opportunity to review any registration statement prepared pursuant to this Article VI, each prospectus included therein, and each amendment thereto or supplement thereto, before the same is filed with the SEC, and will give the Purchaser and Purchaser's Counsel such access to its books and records and such opportunities to discuss the business of the Company with its officers, counsel and the independent auditors who have certified its financial statements, as shall be reasonably necessary in order to allow the Purchaser and Purchaser's Counsel to conduct a reasonable and diligent investigation within the meaning of the Securities Act. The Company will notify the Purchaser upon the happening of any event as a result of which any prospectus included in a registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (c) At the Company's expense, the Company will keep each registration and qualification involving an underwritten offering under this Article VI effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of one-hundred twenty (120) days after the effective date of such registration statement (or until all the securities registered pursuant thereto have been sold), including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable Blue Sky or other state securities laws to permit such sale or distribution, all as requested by the Purchaser.

          (d) In connection with any registration under this Article VI, the Company shall cause the Registrable Securities being registered to be listed on such securities exchange or eligible for trading on such over-the-counter market as other securities of the Company of the same class are traded, in each case not later than the effective date of such registration statement.

          (e) The Company shall use its reasonable best efforts to obtain from its independent auditors "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters, addressed to the underwriters.

          (f) The Company shall use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form, addressed to the underwriters and the Purchaser selling Registrable Securities.

          6.5 Provision of Documents. The Company will, at its expense, furnish to the Purchaser and Purchaser's Counsel such number of registration statements, prospectuses, and other documents incident to any registration or qualification referred to in this Article VI as may be reasonably requested.

          6.6 Indemnification.

          (a) The Company will indemnify and hold harmless the Purchaser and any underwriters (as defined in the Securities Act) for the Purchaser and each person, if any, who controls the Purchaser or such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the Purchaser or such underwriters or such controlling person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement under which Registrable Securities were registered under the Securities Act pursuant to this Article VI, any prospectus contained therein, or any amendment or supplement thereto, or (ii) the omission (or alleged omission) to state in any item referred to in the preceding clause (i) a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by the Purchaser (or by any underwriter on behalf of and at the specific direction of the Purchaser) in writing specifically for use therein (with respect to which information the Purchaser shall so indemnify and hold harmless the Company, any underwriters for the Company and each person, if any, who controls the Company or such underwriters within the meaning of the Securities Act; provided, however, that the maximum liability of the Purchaser or such underwriter under this indemnity shall be limited to the amount of the net proceeds received by the Purchaser or such underwriter from the sale of such Registrable Securities to which such indemnification relates). The indemnity contained in this Section 6.6(a) shall not inure to the benefit of an indemnified party to the extent that the loss, claim, damage, liability or expense results from an untrue statement in or omission from a preliminary prospectus, a copy of which was made available to the indemnified party, and (i) such untrue statement in or omission from the preliminary prospectus was corrected in the final prospectus, a copy of which was made available to the indemnified party, and (ii) the indemnified party failed to cause a copy of such final prospectus to be delivered to the person asserting such claim at or prior to the written confirmation of the sale of securities to such person.

          (b) Promptly upon receipt by a party indemnified under this Section
6.6 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 6.6, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party under this Section 6.6 unless such failure materially adversely affects the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it, if the indemnifying party acknowledges to the indemnified party in writing its obligation to indemnify the indemnified party with respect to such action. The indemnifying party shall be liable for the fees and expenses of counsel for the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than during any period in which the indemnified party shall have failed to give notice of the action as provided above). If the indemnifying party assumes the defense of an action, the indemnified party shall agree to any settlement, compromise or discharge of such action that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such action, and which releases the indemnified party completely in connection with such action; provided that, the indemnifying party shall not agree, without the prior written consent of the indemnified party, to the entry of any judgment or settlement, compromise or decree that provides for injunctive or other nonmonetary relief affecting the indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the indemnifying party fails to assume the defense of such action in a timely manner and in accordance with the foregoing or (ii) the indemnified party has been advised in writing by counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). In the foregoing circumstances, the indemnified party shall be entitled to engage, and the indemnifying party shall pay the reasonable costs and expenses of, one counsel (plus any necessary local counsel) for the indemnified party. No indemnifying party shall be liable for any settlement entered into without its prior written consent, which consent shall not be unreasonably withheld or delayed.

          (c) If the indemnification provided for in this Section 6.6 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to in this Section 6.6, then the indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Purchaser (and its underwriters) on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the Purchaser (and its underwriters at the specific direction of the Purchaser), on the other hand, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by the indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim; provided, however, that the maximum liability of the Purchaser or underwriter hereunder shall be limited to the amount of the net proceeds received by the Purchaser or underwriter from the sale of Registrable Securities to which such contribution relates. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                                   ARTICLE VII

                                  MISCELLANEOUS

          7.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested, or mailed by nationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

        (i) If to the Company, to:

                                Aphton Corporation
                                80 SW 8th Street
                                Miami, FL  33130
                                Facsimile No.:
                                Attn:  [______________]

                           with a copy to:

                                White & Case LLP
                                1155 Avenue of the Americas
                                New York, NY  10036
                                Facsimile No.:  (212) 354-8113
                                Attn:  Jonathan E. Kahn, Esq.

                           and


        (ii) If to the Purchaser, to:

                                [Aventis Pharmaceuticals Inc.]
                                200 Crossing Boulevard
                                P.O. Box 6890
                                Bridgewater, NJ 08807-0890
                                Facsimile No.:
                                Attn:  [______________]


                           with a copy to:

                                Morgan Lewis & Bockius, LLP
                                101 Park Avenue
                                New York, NY  10178
                                Facsimile No.:  (212) 309-6273
                                Attn:  Randy Sunberg, Esq.


All such notices, requests and other communications will (i) if delivered personally against written receipt to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided for in this Section, be deemed given upon facsimile confirmation, (iii) if delivered by mail in the manner described above to the address as provided for in this Section, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by nationally recognized overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other

Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          7.2 Reserved.

          7.3 Entire Agreement. This Agreement and the Debenture supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

          7.4 Survival. The representations, warranties, covenants and agreements of the Company and the Purchaser contained in this Agreement will survive the Closing.

          7.5 Further Assurances; Post-Closing Cooperation. At any time or from time to time after the Closing, the Company shall at its own cost and expense execute and deliver to the Purchaser such other documents and instruments, provide such materials and information and take such other actions as the Purchaser may reasonably request to consummate the transactions contemplated by this Agreement and otherwise to cause the Company to fulfill its obligations under this Agreement.

          7.6 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

          7.7 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

          7.8 Right to Rely. Notwithstanding any right of any party (whether or not exercised) to investigate the affairs of any other party contained in this Agreement, each party has the right to rely fully upon the representations, warranties, covenants and agreements contained in this Agreement.

          7.9 Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than any Person entitled to indemnity under Article V or VI.

          7.10 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of law or otherwise) by the Company without the prior written consent of the Purchaser, or by the Purchaser without the prior written consent of the Company, and any attempt to do so will be void; provided, however, that the Purchaser shall have the right to assign this Agreement or any such right, interest or obligation to any Person described in subsection (a) of the definition of Affiliate without such consent of the Company. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          7.11 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          7.12 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          7.13 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the rules governing the conflicts of laws. The parties hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement.

          7.14 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT, THE TRANSACTION DOCUMENTS OR ANY DOCUMENTS RELATED HERETO.

          7.15 Construction. The parties hereto agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentum.

          7.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                           [signature page to follow]

          IN WITNESS WHEREOF, this Debenture Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

                                        Aphton Corporation


                                        By: /s/ Philip C. Gevas
                                           -------------------------------------
                                           Name:  Philip C. Gevas
                                           Title:  Chief Executive Officer


                                        Aventis Pharmaceuticals Inc.


                                        By:  /s/ Michael A. Yeomans
                                           -------------------------------------
                                           Name:  Michael Yeomans
                                           Title:  Vice President, Global
                                                   Business Development

                                                                       Exhibit A

                         SERIES A CONVERTIBLE DEBENTURE

                                                                       Exhibit B

                        OPINION OF THE COMPANY'S COUNSEL

                                TABLE OF CONTENTS


                            ARTICLE I DEFINITIONS 1

        1.1      Definitions                                                  1


                                   ARTICLE II
                     SALE AND PURCHASE OF DEBENTURE; CLOSING

        2.1      Sale and Purchase of Debenture                               4
        2.2      The Closing                                                  4

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        3.1       Organization and Qualification                              5
        3.2       Authority                                                   5
        3.3       No Conflicts                                                5
        3.4       Brokers                                                     5
        3.5       Exemption from Registration                                 6
        3.6       Litigation                                                  6
        3.7       No Defaults                                                 6
        3.8       SEC Reports and Financial                                   6
                   Statements
        3.9       Events Subsequent to the                                    6
                  Date of the Last Financial
                   Statement
        3.10      Absence of Undisclosed                                      7
                   Liabilities
        3.11      Title to Assets, Properties                                 7
                   and Rights
        3.12      Patents, Trademarks,                                        7
                  Copyrights and Licenses
        3.13      Governmental Consents                                       8
        3.14      No Consent or Approval                                      8
                   Required
        3.15      Compliance with Laws                                        8
        3.16      Capitalization                                              8
        3.17      Subsidiaries                                                8
        3.18      Labor Relations.                                            8

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        4.1       Organization; Power and                                     9
                   Authority
        4.2       No Conflicts                                                9
        4.3       Investor Representations                                    9
        4.4       Brokers                                                    11
        4.5       Restrictions on Sale.                                      11

                                    ARTICLE V

                                CERTAIN COVENANTS

        5.1       Visits and Inspections.                                    12
        5.2       Maintenance of Books and                                   12
                   Records; Financial
                   Statements; Report; Etc.
        5.3       Insurance.                                                 12
        5.4       Indemnification                                            12
        5.5       Shares Issuable Upon                                       14
                   Conversion
        5.6       Notification                                               14

                                   ARTICLE VI

                              REGISTRATION RIGHTS

        6.1       Demand Registration                                        14
        6.2       Piggyback Rights                                           16
        6.3       Expenses                                                   17
        6.4       Procedures                                                 17
        6.5       Provision of Documents                                     18
        6.6       Indemnification                                            18

                                  ARTICLE VII

                                 MISCELLANEOUS

        7.1       Notices                                                    20
        7.2       Reserved.                                                  22
        7.3       Entire Agreement                                           22
        7.4       Survival                                                   22
        7.5       Further Assurances;                                        22
                   Post-Closing Cooperation
        7.6       Waiver                                                     22
        7.7       Amendment                                                  22
        7.8       Right to Rely                                              22
        7.9       Third Party Beneficiaries                                  22
        7.10      No Assignment; Binding                                     22
                   Effect
        7.11      Headings                                                   23
        7.12      Invalid Provisions                                         23
        7.13      Governing Law.                                             23
        7.14      Waiver of Jury Trial                                       23
        7.15      Construction                                               23
        7.16      Counterparts                                               24